Exhibit 99.5

MONTHLY STATEMENT TO CERTIFICATEHOLDERS

SERIES 1996-C

CC MASTER CREDIT CARD TRUST II
(Formerly Chevy Chase Master Credit Card Trust II)

RECEIVABLES

Beginning of the Month Principal Receivables:	$2,600,198,200.61
Beginning of the Month Finance Charge Receivables:	$133,319,799.76
Beginning of the Month Discounted Receivables:	$0.00
Beginning of the Month Total Receivables:	$2,733,518,000.37

Removed Principal Receivables:	$0.00
Removed Finance Charge Receivables:	$0.00
Removed Total Receivables:	$0.00

Additional Principal Receivables:	$0.00
Additional Finance Charge Receivables:	$0.00
Additional Total Receivables:	$0.00

Discounted Receivables Generated this Period:	$0.00

End of the Month Principal Receivables:	$2,572,789,040.65
End of the Month Finance Charge Receivables:	$132,222,969.32
End of the Month Discounted Receivables:	$0.00
End of the Month Total Receivables:	$2,705,012,009.97

Special Funding Account Balance	$0.00
Aggregate Adjusted Invested Amount (all Master Trust II Series)	$1,164,800,000.00
End of the Month Transferor Amount	$1,407,989,040.65
End of the Month Transferor Percentage	54.73%

DELINQUENCIES AND LOSSES

End of the Month Delinquencies:

30-59 Days Delinquent	$65,580,772.13
60-89 Days Delinquent	$42,687,634.28
90+ Days Delinquent	$78,935,218.87

Total 30+ Days Delinquent	$187,203,625.28
Delinquent Percentage	6.92%

Defaulted Accounts During the Month	$16,097,615.15
Annualized Default Percentage	7.43%

Sep-2002	1996-C	Page 2

Principal Collections	$287,661,712.72
Principal Payment Rate	11.06%

Total Payment Rate	11.91%

INVESTED AMOUNTS
Class A Initial Invested Amount	$184,500,000.00
Class B Initial Invested Amount	$19,125,000.00
Class C Initial Invested Amount	$21,375,000.00

INITIAL INVESTED AMOUNT	$225,000,000.00

Class A Invested Amount	$246,000,000.00
Class B Invested Amount	$25,500,000.00
Class C Invested Amount	$28,500,000.00

INVESTED AMOUNT	$300,000,000.00

Class A Adjusted Invested Amount	$246,000,000.00
Class B Adjusted Invested Amount	$25,500,000.00
Class C Adjusted Invested Amount	$28,500,000.00

ADJUSTED INVESTED AMOUNT	$300,000,000.00

PREFUNDED AMOUNT	$0.00

FLOATING ALLOCATION PERCENTAGE	11.54%
PRINCIPAL ALLOCATION PERCENTAGE	11.54%

Class A Principal Allocation Percentage	82.00%
Class B Principal Allocation Percentage	8.50%
Class C Principal Allocation Percentage	9.50%

COLLECTIONS OF PRINCIPAL RECEIVABLES DURING THE MONTHLY PERIOD ALLOCATED TO SERIES 1996-C	$33,189,206.09

COLLECTIONS OF FINANCE CHARGE RECEIVABLES DURING THE MONTHLY PERIOD ALLOCATED TO SERIES 1996-C	$4,361,451.40

MONTHLY SERVICING FEE	$375,000.00

INVESTOR DEFAULT AMOUNT	$1,857,275.56

Sep-2002	1996-C	Page 3

CLASS A AVAILABLE FUNDS

CLASS A FLOATING ALLOCATION PERCENTAGE	82.00%

Class A Finance Charge Collections	$3,883,890.16
Other Amounts	$0.00

TOTAL CLASS A AVAILABLE FUNDS	$3,883,890.16

Class A Monthly Interest	$389,026.93
Class A Servicing Fee	$307,500.00
Class A Investor Default Amount	$1,522,965.96

TOTAL CLASS A EXCESS SPREAD	$1,664,397.27

CLASS A REQUIRED AMOUNT	$0.00

CLASS B AVAILABLE FUNDS

CLASS B FLOATING ALLOCATION PERCENTAGE	8.50%

Class B Finance Charge Collections	$402,598.36
Other Amounts	$0.00

TOTAL CLASS B AVAILABLE FUNDS	$402,598.36

Class B Monthly Interest	$45,153.25
Class B Servicing Fee	$31,875.00

TOTAL CLASS B EXCESS SPREAD	$325,570.11
CLASS B INVESTOR DEFAULT AMOUNT	$157,868.42
CLASS B REQUIRED AMOUNT	$157,868.42

CLASS C FLOATING ALLOCATION PERCENTAGE	9.50%

CLASS C MONTHLY SERVICING FEE	$35,625.00

Sep-2002	1996-C	Page 4

EXCESS SPREAD

TOTAL EXCESS SPREAD	$2,404,305.26

Excess Spread Applied to Class A Required Amount	$0.00

Excess Spread Applied to Class A Investor Charge Offs	$0.00

Excess Spread Applied to Class B Required Amount	$157,868.42

Excess Spread Applied to Reductions of Class B Invested Amount	$0.00

Excess Spread Applied to Class C Required Amount	$240,107.62

Excess Spread Applied to Reductions of Class C Invested Amount	$0.00

Excess Spread Applied to Monthly Cash Collateral Fee	$62,500.00

Excess Spread Applied to Cash Collateral Account	$0.00

Excess Spread Applied to Spread Account	$0.00

Excess Spread Applied to Reserve Account	$0.00

Excess Spread Applied to other amounts owed to Cash Collateral Depositor	$0.00

Excess Spread Applied to other amounts owed to Spread Account Residual Interest Holders	$0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR GROUP I	$1,943,829.22

Sep-2002	1996-C	Page 5

EXCESS FINANCE CHARGE COLLECTIONS—GROUP I

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES IN GROUP I	$8,908,584.89

SERIES 1996-C EXCESS FINANCE CHARGE COLLECTIONS

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO SERIES 1996-C	$0.00

Excess Finance Charge Collections applied to Class A Required Amount	$0.00

Excess Finance Charge Collections applied to Class A Investor Charge Offs	$0.00

Excess Finance Charge Collections applied to Class B Required Amount	$0.00

Excess Finance Charge Collections applied to Reductions of Class B Invested Amount	$0.00

Excess Finance Charge Collections applied to Class C Required Amount	$0.00

Excess Finance Charge Collections applied to Reductions of Class C Invested Amount	$0.00

Excess Finance Charge Collections applied to Monthly Cash Collateral Fee	$0.00

Excess Finance Charge Collections applied to other amounts owed Cash Collateral Depositor	$0.00

Excess Finance Charge Collections applied to other amounts owed to Spread Account Residual Interest Holders	$0.00

YIELD AND BASE RATE

Base Rate (Current Month)	4.06%
Base Rate (Prior Month)	4.02%
Base Rate (Two Months Ago)	4.08%

THREE MONTH AVERAGE BASE RATE	4.05%

Portfolio Yield (Current Month)	11.52%
Portfolio Yield (Prior Month)	11.93%
Portfolio Yield (Two Months Ago)	11.76%

THREE MONTH AVERAGE PORTFOLIO YIELD	11.74%

Sep-2002	1996-C	Page 6

PRINCIPAL COLLECTIONS

TOTAL PRINCIPAL COLLECTIONS	$33,189,206.09

INVESTOR DEFAULT AMOUNT	$1,857,275.56

REALLOCATED PRINCIPAL COLLECTIONS
Allocable to Class C Interests	$0.00
Allocable to Class B Certficates	$0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER SERIES	0.00

CLASS A SCHEDULED ACCUMULATION—
Controlled Accumulation Amount	$0.00
Deficit Controlled Accumulation Amount	$0.00
CONTROLLED DEPOSIT AMOUNT	$0.00

CLASS B SCHEDULED ACCUMULATION—
Controlled Accumulation Amount	$0.00
Deficit Controlled Accumulation Amount	$0.00
CONTROLLED DEPOSIT AMOUNT	$0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL SHARING	$35,046,481.65

INVESTOR CHARGE OFFS

CLASS A INVESTOR CHARGE OFFS	$0.00
CLASS B INVESTOR CHARGE OFFS	$0.00
CLASS C INVESTOR CHARGE OFFS	$0.00

PREVIOUS CLASS A CHARGE OFFS REIMBURSED	$0.00
PREVIOUS CLASS B REDUCTIONS REIMBURSED	$0.00
PREVIOUS CLASS C REDUCTIONS REIMBURSED	$0.00

CASH COLLATERAL ACCOUNT
Required Cash Collateral Amount	$9,000,000.00
Available Cash Collateral Amount	$9,000,000.00

TOTAL DRAW AMOUNT	$0.00
CASH COLLATERAL ACCOUNT SURPLUS	$0.00

FIRST USA BANK, NATIONAL ASSOCIATION
as Servicer
/s/ MICHAEL J. GRUBB
By:
Michael J. Grubb First Vice President